Filed Pursuant to Rule 497(e)
                                                  1933 Act File No.    333-29289
                                                  1940 Act File No.     811-8255

                              THE WORLD FUNDS, INC.
                       Dividend Capital Realty Income Fund
                         Supplement Dated July 14, 2005
                                to the Prospectus
                             Dated January 31, 2005

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

1. The following disclosure replaces in its entirety the section entitled "FEE AND EXPENSES" currently presented on page 4:

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                            Class   Class B  Class C  Class
                                            A        Shares   Shares  I
                                            Shares                    Shares

Maximum Sales Charge (Load) Imposed on      5.75%   None     None     None
Purchases(1)
Maximum Deferred Sales Charge (Load)        None(2) 5.00%(3) 2.00%(4) None(5)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions      None    None     None     None
Redemption Fees                             None(6)(7)(None(7)  None(7)  None(7)
Exchange Fees(8)                            None    None     None     None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

Management Fee                              1.00%   1.00%    1.00%    1.00%
Distribution (12b-1) and Service Fees       0.25%   1.00%    1.00%    0.00%
Other Operating Expenses                    7.31%   7.31%    7.31%    7.31%
                                            -----   -----    -----    -----
Total Fund Operating Expenses               8.56%   9.31%    9.31%    8.31%
Fee Waiver and/or Expense Reimbursements(9)(6.76%) (6.76%)  (6.76%)  (6.76%)
                                           ------- -------  -------  -------
Net Expenses                                1.80%   2.55%    2.55%    1.55%
                                            =====   =====    =====    =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors. Please see "Distribution Arrangements" currently presented on page 16 for additional information.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within thirty (30) days of purchase. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

(3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

(4) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within one (1) year. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

(5) You will be subject to a 2.00% deferred sales charge if you redeem your shares within thirty (30) days of purchase. The deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or
   (2) the cost of such shares.

(6) The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 30 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

(7) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(8)   A shareholder  will be charged a $10 fee for each telephone exchange.

(9) In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A, Class B , Class C and Class I shares is limited to 1.80%, 2.55%, 2.55% and 1.55%, respectively, for the first three years following commencement of operations.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:


                          1 Year      3 Years         5 Years         10 Years
                          ------      -------         -------         --------

Class A Shares(1)         $747        $1,769          $3,368          $6,893
Class B Shares             758         1,779           3,453           7,112
Class C Shares             458         1,479           3,269           7,112
Class I Shares             158         1,195           2,859           6,559

(1) The above examples assume the payment of the maximum initial front-end sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

2. The following disclosure replaces in its entirety the first paragraph under the section entitled "REDEEMING SHARES" currently presented on page 12:

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any deferred sales charge or redemption fee, as applicable. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

3. The following disclosure is being added to section entitled "DISTRIBUTION ARRANGEMENTS" -- currently presented on page 16:

The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 30 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 30 days of purchase may be waived in certain circumstances. The redemption fee is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 30 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 30 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 30 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through these financial intermediaries.




                       PLEASE RETAIN FOR FUTURE REFERENCE